UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011

 General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 2315, Kun Tai International Mansion Building, Yi No. 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
(Address of principal executive offices)

Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2011, General Steel Holdings, Inc. (the “Company”), Maoming Hengda Steel Co., Ltd. (“Maoming”), a subsidiary of the Company, and Tianjin Qiu Gang Investment Co. Ltd. entered into a Debt Repayment Agreement (the “Agreement”) with Guangzhou Hengda Industrial Group Ltd. (“Guangzhou Hengda”), a corporation formed under the laws of the People’s Republic of China, and its sole shareholder Ms. Ding Yumei whereby the Company issued 974,571 shares of its common stock (the “Shares”) to Ms. Ding Yumei, the designee and sole shareholder of Guangzhou Hengda, to partially repay the outstanding balance owed to Guangzhou Hengda.  The Company issued the Shares at a price of $5.00 per share thereby reducing the amount owed by $4,872,855.

The foregoing description of the Agreement is qualified in its entirety by the full text thereof attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures in Item 1.01 above are incorporated into this Item 3.02 by reference.  The issuance of the Shares was made in reliance upon an exemption from registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act for offers and sales of securities that do not involve a public offering.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Document Description

10.1
Debt Repayment Agreement, dated June 16, 2011, by and among General Steel Holdings, Inc., Maoming Hengda Steel Co., Ltd., Tianjin Qiu Gang Investment Co. Ltd., Guangzhou Hengda Industrial Group Ltd. and Ms. Ding Yumei.

Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Director and Chief Financial Officer

Dated: June 20, 2011